UNITED STATES
Securities and Exchange Commission
Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No. __)

Filed by the registrant ☒

Filed by a party other than the registrant ☐

Check the appropriate box:
☐	Preliminary proxy statement
☐ Confidential, For Use of the
Commission Only (as permitted by Rule 14a-6(e) (2))
☒	Definitive proxy statement
☐	Definitive additional materials
☐	Soliciting material pursuant to Section 240. 14a-12

Hudson Technologies, Inc.
(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):
☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i) (1) and 0-11.
(1)           Title of each class of securities to which transaction applies:

(2)           Aggregate number of securities to which transaction applies:

(3)           Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined).

(4)           Proposed maximum aggregate value of transaction:

(5)           Total Fee Paid:

☐           Fee paid previously with preliminary materials.

☐           Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a) (2) and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.
(1)	Amount previously paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing party:

(4)	Date filed:

HUDSON TECHNOLOGIES, INC.
PO Box 1541, One Blue Hill Plaza
Pearl River, New York  10965

July 13, 2010

Dear Fellow Shareholders:

You are cordially invited to attend the Annual Meeting of Shareholders which will be held on Tuesday, August 10, 2010 at 10:00 A.M., local time at the Pearl River Hilton, 500 Veterans Memorial Highway, Pearl River, New York 10965.  The Notice of Annual Meeting and Proxy Statement which follow describe the business to be conducted at the meeting.

Whether or not you plan to attend the Annual Meeting in person, it is important that your shares be represented and voted.  After reading the enclosed Notice of Annual Meeting and Proxy Statement, I urge you to complete, sign, date and return your proxy card in the envelope provided.  If the address on the accompanying material is incorrect, please inform our Transfer Agent, Continental Stock Transfer & Trust Company, at 17 Battery Place, New York, New York 10004, in writing, of the correct address.

Your vote is very important, and we will appreciate a prompt return of your signed proxy card.  We hope to see you at the meeting.

Cordially,

Kevin J. Zugibe, P.E.
Chairman of the Board and
Chief Executive Officer

HUDSON TECHNOLOGIES, INC.

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON AUGUST 10, 2010

To the Shareholders of HUDSON TECHNOLOGIES, INC.:

NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of Hudson Technologies, Inc. (the “Company”) will be held on Tuesday, August 10, 2010 at 10:00 A.M., local time at the Pearl River Hilton, 500 Veterans Memorial Highway, Pearl River, New York 10965 for the following purposes:

1.           To elect a class of two directors who shall serve until the Annual Meeting of Shareholders to be held in 2012 or until their successors have been elected and qualified;

2. To ratify the appointment of BDO USA, LLP as the Company’s independent registered public accountants for the fiscal year ending December 31, 2010; and

3.           To transact such other business as may properly come before the meeting or any adjournment or adjournments thereof.

Only shareholders of record at the close of business on June 15, 2010 are entitled to notice of and to vote at the Annual Meeting or any adjournments thereof.

By Order of the Board of Directors

Stephen P. Mandracchia
Secretary
July 13, 2010

IF YOU DO NOT EXPECT TO BE PRESENT AT THE MEETING:

PLEASE FILL IN, DATE, SIGN AND RETURN THE ENCLOSED PROXY CARD IN THE ENVELOPE PROVIDED FOR THAT PURPOSE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.  THE PROXY MAY BE REVOKED AT ANY TIME PRIOR TO EXERCISE, AND IF YOU ARE PRESENT AT THE MEETING YOU MAY, IF YOU WISH, REVOKE YOUR PROXY AT THAT TIME AND EXERCISE THE RIGHT TO VOTE YOUR SHARES PERSONALLY.

PROXY STATEMENT

HUDSON TECHNOLOGIES, INC.

ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON AUGUST 10, 2010

This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors of Hudson Technologies, Inc. (the "Company", “Hudson”, “we” or “our”) for use at the Annual Meeting of Shareholders (the "Annual Meeting") to be held on Tuesday, August 10, 2010, and including any adjournment or adjournments thereof, for the purposes set forth in the accompanying Notice of Meeting.

Management intends to mail this proxy statement and the accompanying form of proxy to shareholders on or about July 15, 2010.

Proxies in the accompanying form, duly executed, returned to the management of the Company and not revoked, will be voted at the Annual Meeting.  Any proxy given pursuant to such solicitation may be revoked by the shareholder at any time prior to the voting of the proxy by a subsequently dated proxy, by written notification to the Secretary of the Company, or by personally withdrawing the proxy at the Annual Meeting and voting in person.

The address and telephone number of the principal executive offices of the Company is:

PO Box 1541, One Blue Hill Plaza
Pearl River, New York  10965
Telephone No.: (845) 735-6000

OUTSTANDING STOCK AND VOTING RIGHTS

Only shareholders of record at the close of business on June 15, 2010 (the "Record Date") are entitled to notice of and to vote at the Annual Meeting.  As of the Record Date, there were issued and outstanding 21,043,106 shares of the Company's common stock, par value $.01 per share ("Common Stock"), the only class of voting securities of the Company.  Each share of Common Stock entitles the holder thereof to one vote on each matter submitted to a vote at the Annual Meeting.

VOTING PROCEDURES

Directors will be elected by a plurality of the votes cast by the holders of Common Stock in person or represented by proxy at the Annual Meeting, provided a quorum is present at the meeting.  Therefore, the two nominees receiving the greatest number of votes cast at the meeting will be elected as directors of the Company. All other matters to be acted upon at the meeting will be decided by the majority of the votes cast by the holders of the shares of Common Stock present in person or represented by proxy at the Annual Meeting, provided a quorum is present.  A quorum will be present at the Annual Meeting if the holders of a majority of the outstanding shares of Common Stock as of the Record Date are present in person or represented by proxy.  Votes will be counted and certified by one or more Inspectors of Election who are expected to be employees of Continental Stock Transfer & Trust Company, the Company's transfer agent.

In accordance with applicable law, abstentions and "broker non-votes" (i.e., proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owners or other persons entitled to vote shares as to a matter with respect to which the brokers or nominees do not have discretionary power to vote) will be treated as present for purposes of determining the presence of a quorum.  Based upon the  Company's understanding of the requirements of the law of the State of New York and the Certificate of Incorporation and By-laws, as amended (the "By-laws"), of the Company, "votes cast" at a meeting of shareholders by the holders of shares entitled to vote are determinative of the outcome of the matter to be voted on.  Failures to vote, broker non-votes and abstentions will not be considered "votes cast."

Proxies will be voted in accordance with the instructions thereon.  Unless otherwise stated, all shares represented by such proxy will be voted as instructed.  Proxies may be revoked as noted above.

PROPOSAL 1

ELECTION OF DIRECTORS

The Company's By-laws provide that the Board of Directors (the "Board") is divided into two classes.  Each class is to have a term of two years (the term of each class expiring in alternating years) and is to consist, as nearly as possible, of one-half of the number of directors constituting the entire Board.  The By-laws provide that the number of directors shall be fixed by the Board of Directors but in any event, shall be no less than five (5) (subject to decrease by a resolution adopted by the shareholders).

At the Annual Meeting, a class of two directors will be elected for a two-year term expiring at the Annual Meeting of Shareholders to be held in 2012.  Dominic J. Monetta and Kevin J. Zugibe are the nominees for election to this class. Messrs. Vincent P. Abbatecola, Brian F. Coleman and Otto C. Morch will not stand for election at the Annual Meeting because their respective terms expire at the Annual Meeting of Shareholders to be held in 2011.

Proxies will be voted for the nominees named below, unless authority is withheld.  Should any nominee not be available for election, proxies will be voted for such substitute nominee as may be designated by the Board of Directors.  Each of the nominees has indicated to the Board that he will be available and is willing to serve.

The following is information with respect to the nominees for election as directors at the Annual Meeting that each nominee for director has given us about his age, all positions he holds, his principal occupation and his business experience for at least the past five years.  In addition to the information presented below regarding each nominee’s specific experience, qualifications, attributes and skills that led our Board of Directors to the conclusion that he should serve as a director, we also believe that all of our directors have a reputation for integrity, honesty and adherence to high ethical standards.  They each have demonstrated business acumen and an ability to exercise sound judgment, as well as a commitment to service to the Company and our Board.

Name	Age	Position

Dominic J. Monetta	69	Director

Kevin J. Zugibe	46	Director, Chairman, Chief Executive Officer

Dominic J. Monetta, DPA, has been a Director of the Company since 1996.  Since August 1993, Dr. Monetta has been the President of Resource Alternatives, Inc., a corporate development firm concentrating on solving management and technological issues facing chief executive officers and their senior executives.  From 1991 to 1993, Dr. Monetta served as the Director of Defense Research and Engineering for Research and Advanced Technology, United States Department of Defense.  From 1989 to 1991, Dr. Monetta served as the Director of the Office of New Production Reactors, United States Department of Energy. We believe that Mr. Monetta’s qualifications to sit on our Board include his engineering and other experience obtained as a past director for the US Department of Energy and Defense, his 16 years of experience in the air conditioning and refrigeration industry by virtue of his service on our Board including his membership on the Company’s Audit Committee for three years.

Kevin J. Zugibe, P.E., a founder of the Company, has been Chairman of the Board and Chief Executive Officer of the Company since its inception in 1991.  From 1987 to 1994, Mr. Zugibe was employed as a power engineer with Orange and Rockland Utilities, Inc., a major public utility, where he was responsible for all HVAC applications.  Mr. Zugibe is a licensed professional engineer, and from 1990 to 1994, he was also a member of Kevin J. Zugibe & Associates, a professional engineering firm. We believe Mr. Zugibe’s qualifications to sit on our Board include his 25 years of experience in the air conditioning and refrigeration industry including as our founder, our Chairman and Chief Executive Officer for 19 years. Mr. Zugibe is the brother-in-law of Stephen P. Mandracchia.

The following is information with respect to the directors whose terms of office expire at the Annual Meeting of Shareholders to be held in the year 2011:

Name	Age	Position(s) with the Company

Vincent P. Abbatecola	64	Director

Brian F. Coleman	48	President and Chief Operating Officer

Otto C. Morch	76	Director

Vincent P. Abbatecola has been a Director of the Company since 1994.  Mr. Abbatecola is Vice President of Abbey Ice & Spring Water, Spring Valley, New York, where he has been employed since 1971.  Mr. Abbatecola is a former Trustee of Nyack Hospital.  He also serves on the Rockland County Board of Governors and St. Thomas Aquinas College President’s Council. We believe that Mr. Abbatecola’s qualifications to sit on our Board include his business experience obtained as Vice President of Abbey Ice and Spring Water Company, his 16 years of experience in the air conditioning and refrigeration industry by virtue of his service on our Board including as Chairman of the Company’s Audit Committee for 16 years.

Brian F. Coleman, has been President and Chief Operating Officer of the Company since August, 2001 and served as Chief Financial Officer of the Company from 1997 until December 2002.  From 1987 to 1997, Mr. Coleman was employed by, and from 1995, was a partner with BDO USA, LLP (formerly, BDO Seidman, LLP), the Company's independent auditors. We believe Mr. Coleman’s qualifications to sit on our Board include his prior financial and accounting experience obtained as a partner with BDO USA, LLP, his 15 years of experience in the air conditioning and refrigeration industry including as our President and Chief Operating Officer for the past 9 years.

Otto C. Morch has been a Director of the Company since 1996.  Mr. Morch was a Senior Vice President of Commercial Banking at Provident Savings Bank, F.A. for more than five years until his retirement in 1997.  We believe that Mr. Morch’s qualifications to sit on our Board include his financial and other experience obtained as a Senior Vice President at Provident Savings Bank, F.A., his 16 years of experience in the air conditioning and refrigeration industry by virtue of his service on our Board including his membership on the Company’s Audit Committee for 16 years.

The Board has determined that each of Messrs. Abbatecola, Monetta and Morch is an “independent director” within the meaning of NASDAQ Listing Rule 5605(a)(2).

Board Meetings

A total of twelve meetings of the Board  were held during the fiscal year ended December 31, 2009 (“Fiscal 2009”).  During Fiscal 2009 no director attended fewer than 75 percent of the aggregate of (1) the Board meetings that were held, and (2) the meetings held by the committees of the Board on which he served.

Committees of the Board of Directors

The Board has established a Compensation and Stock Option Committee, which is responsible for recommending to the independent directors the compensation of the Company's executive officers and for the administration of the Company's employee benefit plans.  The Compensation and Stock Option Committee is also responsible for recommending to the directors the compensation of the Company’s directors.  Determination of the compensation of the executive officers is made by vote of the independent directors, and the determination of the compensation of directors is made by vote of all directors.  The executive officers do not determine executive or director compensation, but provide information and recommendations to the Compensation and Stock Option Committee upon its request.  The members of the Compensation and Stock Option Committee are Messrs. Abbatecola, Coleman and Morch.  The Compensation and Stock Option Committee held two meetings during Fiscal 2009.  The Compensation and Stock Option Committee does not have a charter.

The Board also has an Audit Committee which supervises the audit and financial procedures of the Company and is responsible for the selection of the Company’s independent registered public accountants.  The members of the Audit Committee are Messrs. Abbatecola, Morch and Monetta.  The Board of Directors has determined that each member of the Audit Committee is an “independent director” within the meaning of NASDAQ Listing Rule 5605(a)(2) and applicable Securities and Exchange Commission (“SEC”) rules under the Securities Exchange Act of 1934 (the “Exchange Act”).  The Audit Committee does not have a member that qualifies as a “financial expert” under the federal securities laws.  The members of the Audit Committee have each been active in the business community and have broad and diverse backgrounds, and financial experience.  Two of the current members have served on the Company’s Audit Committee and have overseen the financial review by the Company’s independent auditors for more than ten (10) years.  The Company believes that the current members of the Audit Committee are able to fully and faithfully perform the functions of the Audit Committee and that the Company does not need to install a “financial expert” on the Audit Committee.  The Audit Committee held five meetings during Fiscal 2009. The Audit Committee has adopted a written charter, a copy of which is attached hereto  as Appendix A.  The charter is not available on the Company’s website.

The Board also has an Executive Committee which is authorized to exercise the powers of the Board of Directors in the general supervision and control of the business affairs of the Company during the intervals between meetings of the Board.  The members of the Executive Committee are Messrs. Abbatecola, Morch and Zugibe.

The Board also has an Occupational, Safety and Environmental Protection Committee, which is responsible for satisfying the Board that the Company's Environmental, Health and Safety policies, plans and procedures are adequate.  The members of the Occupational, Safety and Environmental Protection Committee are Messrs. Monetta and Zugibe.

The Board has a Nominating Committee whose members consist of Messrs. Abbatecola, Monetta and Zugibe, and which was responsible for recommending to the independent directors the nominees for election to the Board at the annual meeting of the shareholders to be held in 2010. In accordance with NASDAQ Listing Rule 5605(e)(1)(A), the nominees for director at the Annual Meeting named above were selected as nominees to the Board by vote of a majority of the independent directors.  When reviewing candidates to our Board, the Nominating Committee and the independent members of the Board consider the evolving needs of the Board and seek candidates that fill any current or anticipated future needs.  The Nominating Committee and the independent Board members also believe that all directors should possess the attributes described below in the last paragraph under the caption “Consideration of Director Nominees Recommended by Shareholders.” While neither the Nominating Committee  nor the Board has a formal policy with respect to diversity, the Nominating Committee and the Board believe that it is important  that the Board members represent diverse viewpoints.  In considering candidates for the Board, the Nominating Committee and the independent members of the Board consider the entirety of each candidate’s credentials in the context of these standards.  With respect to the nomination of continuing directors for re-election, the individual’s contributions to the Board are also considered.

Shareholder nominations for directors of the Company will be considered by the independent directors subject to the shareholder complying with the procedures described below. The Nominating Committee held one meeting during Fiscal 2009. The Nominating Committee does not have a charter.

Board Leadership Structure

The Board believes our current leadership structure, where our Chief Executive Officer also serves as our Chairman of the Board, provides us with the most effective leadership model by enhancing the Chairman and Chief Executive Officer’s ability to provide insight and direction of business strategies and plans to both the Board and our management. The Board believes that a single person, acting in the capacities of Chairman and Chief Executive Officer, provides us with unified leadership and focus and that our business strategies are best served if the Chairman is also a member of our management team.  We do not have a lead independent director; however,  our Audit Committee is comprised solely of independent directors and our Compensation and Stock Option Committee and Nominating Committee are comprised of a majority of independent directors. We believe the composition of these three Board committees, the fact that our independent directors determine Board nominees and the compensation of our executive officers, as well as the practice of our independent directors  to meet in executive session without our Chief Executive Officer and the other members of our management present, helps ensures that our Board maintains a level of independent oversight of management that is appropriate for our Company.

Risk Management

 The Board has an active role, as a whole and also at the committee level, in overseeing management of the Company’s risks. The Board regularly reviews information regarding the Company’s credit, liquidity and operations, as well as the risks associated with each. The Company’s Compensation and Stock Option Committee is responsible for overseeing the management of risks relating to the Company’s executive compensation plans and arrangements. The Audit Committee oversees management of financial risks and potential conflicts of interest with related parties. The Nominating Committee manages risks associated with the independence of the Board of Directors. While each committee is responsible for evaluating certain risks and overseeing the management of such risks, the entire Board of Directors is regularly informed through committee reports, or otherwise, about such risks.

Audit Committee Report

The Audit Committee held five meetings during Fiscal 2009.  In December 2009, the Audit Committee met with management to review and discuss the audit and the procedures and timing of the audit.  In March 2010, the Audit Committee met with management to review and discuss the audited financial statements.  The Audit Committee also discussed with the Company’s independent auditors, BDO USA, LLP (formerly, BDO Seidman, LLP) the matters required to be discussed by the Statement on Auditing Standards No. 61, as amended, as adopted by the Public Accounting Oversight Board.  The Audit Committee has received the written disclosures and confirming letter from BDO USA, LLP required by the applicable requirements of the Public Accounting Oversight Board regarding its independence and has discussed with BDO USA, LLP its independence from the Company.  Based upon the review and discussions referred to above, the Audit Committee ratified its prior recommendation to the Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2009.

The Audit Committee-

Vincent Abbatecola, Otto Morch and Dominic Monetta.

Code of Conduct and Ethics

The Company has adopted a written code of conduct and ethics that applies to all directors, and employees, including the Company's principal executive officer, principal financial officer, principal accounting officer or controller and any persons performing similar functions.  The Company will provide a copy of its code of conduct and ethics to any person without charge upon written request addressed to Hudson Technologies, Inc., PO Box 1541, One Blue Hill Plaza, Pearl River, New York 10965, Attention: Stephen P. Mandracchia.

Executive Officers

In addition to Kevin J. Zugibe and Brian Coleman, Messrs. James R. Buscemi, Charles F. Harkins, Jr. and Stephen P. Mandracchia serve as executive officers of the Company.  Executive officers are elected annually and serve at the pleasure of the Board.  The following is information with respect to such executive officers:

James R. Buscemi, age 57, has been Chief Financial Officer of the Company since December 2002 and prior to that time served as Corporate Controller since joining the Company in 1998.  Prior to joining the Company, Mr. Buscemi held various financial positions within Avnet, Inc, including Chief Financial Officer of Avnet's electric motors and component part subsidiary, Brownell Electro, Inc.

Charles F. Harkins, Jr., age 48, has been Vice President of Sales of the Company since December 2003.  Mr. Harkins has served in a variety of capacities since joining the Company in 1992.  Prior to joining the Company, Mr. Harkins served in the U.S. Army for 13 years attaining the rank of Staff Sergeant; he is a graduate of the U.S. Army Engineering School and the U.S. Army Chemical School.

Stephen P. Mandracchia, age 50, a founder of the Company, has been Vice President Legal and Regulatory of the Company since August 2003 and has been Secretary of the Company since 1995.  Mr. Mandracchia has served in a variety of capacities with the Company since 1993.  Mr. Mandracchia was a member of the law firm of Martin, Vandewalle, Donohue, Mandracchia & McGahan in Great Neck, New York until 1995 (having been associated with such firm since 1983).  Mr. Mandracchia is the brother in-law of Mr. Zugibe.

COMMUNICATIONS WITH THE BOARD

The Board of Directors has established a process for shareholders to send communications to the Board of Directors.  Shareholders may communicate with the Board of Directors individually or as a group by writing to: The Board of Directors of Hudson Technologies, Inc. c/o Corporate Secretary, PO Box 1541, One Blue Hill Plaza, Pearl River, NY  10965.  Shareholders should identify their communication as being from a shareholder of the Company.  The Corporate Secretary may require reasonable evidence that the communication or other submission is made by a shareholder of the Company before transmitting the communication to the Board of Directors.

BOARD ATTENDANCE AT ANNUAL SHAREHOLDER MEETINGS

We have a policy that strongly encourages directors to attend our Annual Meeting of Shareholders.  Last year’s Annual Meeting of Shareholders was attended by all five of our directors.

CONSIDERATION OF DIRECTOR NOMINEES RECOMMENDED BY SHAREHOLDERS

Shareholders of Hudson wishing to recommend director candidates to the Board must submit their recommendations in writing to the independent directors of the Board, c/o Corporate Secretary, Hudson Technologies, Inc., PO Box 1541, One Blue Hill Plaza, Pearl River, NY 10965.

The independent directors of the Board will consider nominees recommended by Hudson’s shareholders provided that the recommendation contains sufficient information for the independent directors to assess the suitability of the candidate, including the candidate’s qualifications.  Candidates recommended by shareholders that comply with these procedures will be considered either solely by Hudson’s independent directors, or by a nominating committee of the Board that is comprised solely of the Hudson’s independent directors, if such committee exists at the time. The recommendations must also state the name of the shareholder who is submitting the recommendation.  In addition, it must include information regarding the recommended candidate relevant to a determination of whether the recommended candidate would be barred from being considered independent under NASDAQ Listing Rule 5605(a)(2), or, alternatively, a statement that the recommended candidate would not be so barred.  Each nomination is also required to set forth:  (i) a representation that the shareholder making the nomination is a holder of record of capital stock of Hudson entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to vote for the person or persons nominated; (ii) a description of all arrangements and understandings between the shareholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nomination was made by the shareholder; (iii) such other information regarding each nominee proposed by such shareholder as would be required to be included in a proxy statement filed pursuant to the proxy rules of the SEC had the nominee been nominated by the Board of Directors; (iv) and the consent of each nominee to serve as a director of Hudson if so elected.  A nomination which does not comply with the above requirements or that is not received by the deadline referred to below will not be considered.

The qualities and skills sought in prospective members of the Board are determined by the Board.  The Board generally requires that director candidates be qualified individuals who, if added to the Board, would provide the mix of director characteristics, experience, perspectives and skills appropriate for Hudson.  Criteria for selection of candidates will include, but not be limited to:  (i) business and financial acumen, as determined by the Board in its discretion, (ii) qualities reflecting a proven record of accomplishment and ability to work with others, (iii) knowledge of Hudson’s industry, (iv) relevant experience and knowledge of corporate governance practices, and (v) expertise in an area relevant to Hudson.  Such persons should not have commitments that would conflict with the time commitments of a Director of Hudson.

DEADLINE AND PROCEDURES FOR SUBMITTING BOARD NOMINATIONS

A shareholder wishing to nominate a candidate for election to the Board at the Annual Meeting of Shareholders to be held in 2011, which we currently anticipate will be held in or about July 2011, is required to give written notice containing the required information specified above addressed to the Independent Directors of the Board, c/o Secretary of the Company, Hudson Technologies, Inc., PO Box 1541, One Blue Hill Plaza, Pearl River, NY 10965 of his or her intention to make such a nomination.  The notice of nomination and other required information must be received by the Company’s Secretary no later than January 31, 2011.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires the Company's officers and directors and persons who own more than 10% of a registered class of the Company's equity securities (collectively, the "Reporting Persons") to file reports of ownership and changes in ownership with the SEC.  Reporting Persons are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

Based solely on the Company's review of the copies of such forms received by the Company, the Company believes that during and for the year ended December 31, 2009 all filing requirements applicable to the Reporting Persons were complied with except for one late filing in connection with a stock option exercise by Mr. Morch.

EXECUTIVE COMPENSATION

The following table discloses, for the years indicated, the compensation for our Chief Executive Officer and for our two most highly compensated executive officers, other than the Chief Executive Officer, who were serving as executive officers at the end of the year ended December 31, 2009 and whose total compensation during the year ended December 31, 2009 exceeded $100,000 (the “Named Executives”).

SUMMARY COMPENSATION TABLE

Name and Principal Position	Year	Salary		Bonus		Stock Awards		Option Awards (1)		Non-Equity Incentive Plan Compensation			Non-qualified Deferred Compen-sation Earnings		All Other Compen-sation		Total

Kevin J. Zugibe, Chairman, Chief Executive Officer (3)	2009 2008	$ $	189,131 198,021	$ $	— —	$ $	— —	$ $	44,437 —	$ $	— 170,000	(2)	$ $	— —	$ $	— —	$ $	233,568 368,021

Brian F. Coleman, President, Chief Operating Officer, Director (3)	2009 2008	$ $	167,440 175,377	$ $	— —	$ $	— —	$ $	42,728 —	$ $	— 160,000	(2)	$ $	— —	$ $	— —	$ $	210,168 335,377

Charles F. Harkins, Jr., Vice President Sales	2009 2008	$ $	156,629 164,019	$ $	— —	$ $	— —	$ $	41,018 —	$ $	— 150,000	(2)	$ $	— —	$ $	— —	$ $	197,647 314,019

(1) We utilize the grant date estimated fair value for valuing stock option awards (see Note 10 to the Notes to the Consolidated Financial Statements included in our Form 10-K for the year ended December 31, 2009).

(2) Non-Equity Incentive Plan Compensation was earned in 2008 and paid in 2009.

(3) Messrs.  Coleman and Zugibe did not receive any compensation for services as a director during the years ended December 31, 2009 and December 31, 2008.

Narrative Disclosure to Summary Compensation Table

On December 17, 2009, each of the Named Executives received employee stock options to purchase shares of the Company’s common stock, which options were issued under one of the Company’s existing stock incentive plans.  The amount of the options, awarded to each Named Executive was approved by our Board of Directors.  See “Stock Option Grants or Stock Awards”.

For the fiscal year 2008, each of the Named Executives received Non-Equity Incentive Plan Compensation that was paid out of a bonus pool established by our Board of Directors on January 8, 2008.  The amount of the bonus pool was not initially established, but was based upon our achieving earnings for the fiscal year 2008 in excess of a pre-determined level for fiscal year 2008, with a maximum bonus pool of $400,000.  On February 26, 2009 our Board of Directors increased the fiscal year 2008 cash bonus pool and approved the payment of Non-Equity Incentive Plan Compensation to the Named Executives.  The amount of the Non-Equity Incentive Plan Compensation awarded to each Named Executive was determined in the discretion of our Board of Directors based upon our overall 2008 financial results as well as on the personal performance of the Named Executive during 2008.

Employment, Termination, Change of Control and other Agreements

Kevin J. Zugibe.  On October 10, 2006, we entered into an Amended and Restated Employment Agreement with Kevin J. Zugibe, which currently expires in October 2010 and is automatically renewable for successive two year terms unless either party gives notice of termination at least ninety days prior to the expiration date of the then current term.  Pursuant to the agreement, as amended by the First Amendment to Restated Employment Agreement dated December 29, 2008, Mr. Zugibe is receiving an annual base salary of $192,800 with such increases and bonuses as our board of directors may determine.  The agreement provides, in the event of Mr. Zugibe's disability, for the continuation of at least 75% of Mr. Zugibe's salary for up to one hundred twenty days after the commencement of his disability.   Mr. Zugibe is also entitled to take up to four weeks of vacation, excluding paid holidays.

As part of the agreement, Mr. Zugibe has agreed to certain covenants and restrictions, which include an agreement that Mr. Zugibe will not compete with us in specified geographic areas for a period of twenty-four months after his termination for any reason.    The agreement also provides that, in the event of his involuntary separation from Hudson without cause, or in the event of his voluntary separation for a good reason as enumerated in the agreement, Mr. Zugibe will receive severance payments, in the form of the continuation of his annual base salary and benefits for a period of twenty-four months, and a lump sum payment equivalent to the highest bonus paid to Mr. Zugibe in the three years prior to his termination, pro-rated to the date of his termination.  We are the beneficiary of a “key-man” insurance policy on the life of Mr. Zugibe in the amount of $1,000,000.

Brian F. Coleman.  On October 10, 2006, we entered into an agreement with Brian F. Coleman, pursuant to which, as amended, Mr. Coleman has agreed to certain covenants and restrictions, which include an agreement that Mr. Coleman will not compete with us in specified geographic areas for a period of eighteen months after his termination for any reason. The agreement provides, in the event of his disability, for the continuation of at least 75% of his salary for up to one hundred twenty days after the commencement of his disability.   The agreement also provides that, in the event of his involuntary separation without cause, or in the event of his voluntary separation for a good reason as enumerated in the agreement, Mr. Coleman will receive severance payments, in the form of the continuation of his annual base salary and benefits for a period of eighteen months, and a lump sum payment equivalent to the highest bonus paid to him in the three years prior to his termination, pro-rated to the date of his termination.

Charles F. Harkins.  On October 10, 2006, we entered into an agreement with Charles F. Harkins, pursuant to which, as amended, Mr. Harkins has agreed to certain covenants and restrictions, which include an agreement that Mr. Harkins will not compete with us in specified geographic areas for a period of eighteen months after his termination for any reason.  The agreement provides, in the event of his disability, for the continuation of at least 75% of his salary for up to one hundred twenty days after the commencement of his disability.  The agreement also provides that in the event of his involuntary separation without cause, or in the event of his voluntary separation for a good reason as enumerated in the agreement, Mr. Harkins will receive severance payments, in the form of the continuation of his annual base salary and benefits for a period of eighteen months, and a lump sum payment equivalent to the highest bonus paid to him in the three years prior to his termination, pro-rated to the date of his termination.

Stock Options Grants or Stock Awards to the Named Executives

Kevin J. Zugibe.  On December 17, 2009, pursuant to our 2008 Stock Incentive Plan, Mr. Zugibe was granted options to purchase 78,000 shares of common stock at an exercise price of $1.26 per share.  These options expire on December 17, 2019 and became exercisable and vested immediately upon issuance.

Brian F. Coleman.   On December 17, 2009, pursuant to our 2008 Stock Incentive Plan, Mr. Coleman was granted options to purchase 75,000 shares of common stock at an exercise price of $1.26 per share.  These options expire on December 17, 2019 and became exercisable and vested immediately upon issuance.

Charles F. Harkins.  On December 17, 2009, pursuant to our 2004 Stock Incentive Plan, Mr. Harkins was granted options to purchase 72,000 shares of common stock at an exercise price of $1.26 per share.  These options expire on December 17, 2019 and became exercisable and vested immediately upon issuance.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END

The following table discloses the outstanding option awards held by the Named Executives as of December 31, 2009.  No options were exercised by the Named Executives during the fiscal year ended December 31, 2009.  No stock awards have been issued to the Named Executives.

Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Option Exercise Price ($)	Option Expiration Date

Kevin J. Zugibe, Chairman, Chief Executive Officer
	87,500	$1.13	3/5/2014
	193,750	$1.15	3/31/2014
	18,750	$0.83	9/17/2014
	18,750	$0.95	10/1/2014
	93,750	$1.02	1/3/2015
	18,750	$0.87	4/1/2015
	18,750	$0.83	7/8/2015
	18,750	$2.15	9/30/2015
	123,750	$1.76	12/29/2015
	35,000	$1.40	3/31/2016
	9,300	$1.02	10/10/2016
	195,000	$0.85	11/20/2017
	78,000	$1.26	12/17/2019

Brian F. Coleman, President, Chief Operating Officer
	75,000	$1.13	3/5/2014
	18,750	$1.15	3/31/2014
	12,500	$0.83	9/17/2014
	12,500	$0.95	10/1/2014
	62,500	$1.02	1/3/2015
	12,500	$0.87	4/1/2015
	12,500	$0.83	7/8/2015
	12,500	$2.15	9/30/2015
	82,500	$1.76	12/29/2015
	32,500	$1.40	3/31/2016
	8,100	$1.02	10/10/2016
	180,000	$0.85	11/20/2017
	75,000	$1.26	12/17/2019

Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Option Exercise Price ($)	Option Expiration Date

Charles F. Harkins, Jr., Vice President Sales
	13,114	$1.13	3/5/2014
	14,063	$1.15	3/31/2014
	9,375	$2.15	9/30/2015
	61,875	$1.76	12/29/2015
	23,125	$1.40	3/31/2016
	7,900	$1.02	10/10/2016
	150,000	$0.85	11/20/2017
	72,000	$1.26	12/17/2019

Stock Option Plans

1994 Stock Option Plan

We adopted an Employee Stock Option Plan (the “1994 Plan”) effective October 31, 1994 pursuant to which 725,000 shares of our common stock were reserved for issuance upon the exercise of options designated as either (i) options intended to constitute incentive stock options (“ISOs”) under the Internal Revenue Code of 1986, as amended (the “Code”), or (ii) nonqualified options.  ISOs could be granted under the 1994 Plan to our employees and officers.  Non-qualified options could be granted to consultants, directors (whether or not they are employees), our employees or officers.  Effective November 1, 2004, our ability to grant options under the 1994 Plan expired.

All options granted under the 1994 Plan are not transferable during an optionee's lifetime but are transferable at death by will or by the laws of descent and distribution.  In general, upon termination of employment of an optionee, all options granted to such person that are not exercisable on the date of such termination immediately terminate, and any options that are exercisable terminate 90 days following termination of employment.

As of December 31, 2009, we had options outstanding to purchase 59,364 shares of our common stock under the 1994 Plan.

1997 Stock Option Plan

We adopted the 1997 Stock Option Plan (the “1997 Plan”) effective June 11, 1997 pursuant to which 2,000,000 shares of our common stock were reserved for issuance upon the exercise of options designated as either (i) ISOs under the Code, or (ii) nonqualified options.  ISOs could be granted under the 1997 Plan to our employees and officers.  Non-qualified options could be granted to consultants, directors (whether or not they are employees), our employees or officers.  Stock appreciation rights could also be issued in tandem with stock options.  Effective June 11, 2007 our ability to grant options under the 1997 Plan expired.

All options granted under the 1997 Plan are not transferable during an optionee's lifetime but are transferable at death by will or by the laws of descent and distribution.  In general, upon termination of employment of an optionee, all options granted to such person that are not exercisable on the date of such termination immediately terminate, and any options that are exercisable terminate 90 days following termination of employment.

As of December 31, 2009, we had options outstanding to purchase 817,678 shares of our common stock under the 1997 Plan.

2004 Stock Incentive Plan

We have adopted the 2004 Stock Incentive Plan (the “2004 Plan”), pursuant to which 2,500,000 shares of our common stock are currently reserved for issuance upon the exercise of options, designated as either (i) ISOs, under the Code or (ii) non-qualified options, or for issuance upon the granting of restricted stock, deferred stock or other stock-based awards.  ISOs may be granted under the 2004 Plan to employees and officers of Hudson.  Non-qualified options, restricted stock, deferred stock or other stock-based awards may be granted to consultants, directors (whether or not they are employees), employees or officers of Hudson.  Stock appreciation rights may also be issued in tandem with stock options.

The 2004 Plan is intended to qualify under Rule 16b-3 under the Exchange Act and is administered by our Compensation/Stock Option Committee of the Board of Directors.  The Committee, within the limitations of the 2004 Plan, determines the persons to whom options will be granted, the number of shares to be covered by each option, whether the options granted are intended to be ISOs, the duration and rate of exercise of each option, the exercise price per share and the manner of exercise and the time, manner and form of payment upon exercise of an option.  In the case of restricted stock, deferred stock or other stock-based awards, the Committee, within the limitations of the 2004 Plan, determines the persons to whom awards will be granted, the number of shares of stock subject to the award, and the restrictions on issuance and transfer of such shares.  Unless the 2004 Plan is sooner terminated, the ability to grant options or other awards under the 2004 Plan will expire on September 10, 2014.

ISOs granted under the 2004 Plan may not be granted at a price less than the fair market value of our common stock on the date of grant (or 110% of fair market value in the case of ISO’s granted to a 10% shareholder).  In the case of ISOs, the aggregate fair market value of shares for which ISOs granted to any employee are exercisable for the first time by such employee during any calendar year (under all of our stock option plans) may not exceed $100,000.  Non-qualified options granted under the 2004 Plan may not be granted at a price less than the fair market value of our common stock.  Options granted under the 2004 Plan will expire not more than ten years from the date of grant (five years in the case of ISOs granted to a 10% shareholder).  Except as otherwise provided by the Committee with respect to non-qualified options, all options, restricted stock, deferred stock or other stock-based awards granted under the 2004 Plan are not transferable during an grantee’s lifetime but are transferable at death by will or by the laws of descent and distribution.  In general, upon termination of employment of a grantee, all options, restricted stock, deferred stock or other stock-based awards granted to such person which are not exercisable on the date of such termination immediately terminate, and any options that are exercisable terminate 90 days following termination of employment.

As of December 31, 2009, we had options outstanding to purchase 2,306,301 shares of common stock and 20,000 shares reserved for future issuances under the 2004 Plan.

2008 Stock Incentive Plan

We have adopted the 2008 Stock Incentive Plan (the “2008 Plan”), pursuant to which 3,000,000 shares of our common stock are currently reserved for issuance upon the exercise of options, designated as either (i) ISOs, under the Code or (ii) non-qualified options, or for issuance upon the granting of restricted stock, deferred stock or other stock-based awards.  ISOs may be granted under the 2008 Plan to employees and officers of Hudson.  Non-qualified options, restricted stock, deferred stock or other stock-based awards may be granted to consultants, directors (whether or not they are employees), employees or officers of Hudson.  Stock appreciation rights may also be issued in tandem with stock options.

The 2008 Plan is intended to qualify under Rule 16b-3 under the Exchange Act and is administered by our Compensation/Stock Option Committee of the Board of Directors.  The Committee, within the limitations of the 2008 Plan, determines the persons to whom options will be granted, the number of shares to be covered by each option, whether the options granted are intended to be ISOs, the duration and rate of exercise of each option, the exercise price per share and the manner of exercise and the time, manner and form of payment upon exercise of an option.  In the case of restricted stock, deferred stock or other stock-based awards, the Committee, within the limitations of the 2008 Plan, determines the persons to whom awards will be granted, the number of shares of stock subject to the award, and the restrictions on issuance and transfer of such shares.  Unless the 2008 Plan is sooner terminated, the ability to grant options or other awards under the 2008 Plan will expire on June 19, 2018.

ISOs granted under the 2008 Plan may not be granted at a price less than the fair market value of our common stock on the date of grant (or 110% of fair market value in the case of ISO’s granted to a 10% shareholder).  In the case of ISOs, the aggregate fair market value of shares for which ISOs granted to any employee are exercisable for the first time by such employee during any calendar year (under all of our stock option plans) may not exceed $100,000.  Non-qualified options granted under the 2008 Plan may not be granted at a price less than the fair market value of our common stock.  Options granted under the 2008 Plan will expire not more than ten years from the date of grant (five years in the case of ISOs granted to a 10% shareholder).  Except as otherwise provided by the Committee with respect to non-qualified options, all options, restricted stock, deferred stock or other stock-based awards granted under the 2008 Plan are not transferable during an grantee’s lifetime but are transferable at death by will or by the laws of descent and distribution.  In general, upon termination of employment of a grantee, all options, restricted stock, deferred stock or other stock-based awards granted to such person which are not exercisable on the date of such termination immediately terminate, and any options that are exercisable terminate 90 days following termination of employment.

As of December 31, 2009, we had options outstanding to purchase 211,000 shares of common stock and 2,789,000 shares reserved for issuance of future awards under the 2008 Plan.

Compensation of Directors

Commencing January 1, 2010, non-employee directors receive an annual fee of $10,000 and receive reimbursement for out-of-pocket expenses incurred for attendance at meetings of the Board of Directors and Board Committee meetings.  In 2009, non-employee directors each received an annual fee of $7,000 and reimbursement for out-of-pocket expenses incurred for attendance at meetings of the Board of Directors and Board committee meetings.  The Chairman of the Audit Committee of our Board received additional compensation in 2009 of $2,000, and each independent member of our Audit Committee (excluding the Chairman) received additional compensation in 2009 of $1,000.  The following table discloses the compensation of the non-employee directors who served as our directors during the year ended December 31, 2009.  We reimburse each of our non-employee directors for their reasonable expenses incurred in connection with attending meetings of our board of directors and related committees.

DIRECTOR COMPENSATION

Name	Fees earned or paid in cash($)(1)	Stock Awards	Option Awards(2)	Non-Equity Incentive Plan Compensation	Nonqualified Deferred Compensation Earnings	All Other Compensation	Total

Vincent P. Abbatecola (3)	$9,000	—	$22,000	—	—	—	$31,000

Dominic J. Monetta (3)	$8,000	—	$22,000	—	—	—	$30,000

Otto C. Morch (3)	$8,000	—	$22,000	—	—	—	$30,000

(1)	Excludes compensation for Board and committees participation earned in 2009 and paid in 2010.

(2)          We utilize the grant date estimated fair value for valuing stock option awards (see Note 10 to the Notes to the Consolidated Financial Statements included in our Form 10-K for the year ended December 31, 2009).

(3)          As of December 31, 2009, Mr. Abbatecola has options to purchase 80,000 shares of Common Stock outstanding, Mr. Morch has options to purchase 72,500 shares of Common Stock outstanding, and Mr. Monetta has options to purchase 40,000 shares of Common Stock outstanding..

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information as of the Record Date based on information obtained from the persons named below, with respect to the beneficial ownership of our Common Stock by (i) each person known by us to be the beneficial owner of more than 5% of our outstanding Common Stock, (ii) the Named Executives, (iii) each or our directors, and (iv) all of our directors and executive officers as a group:

BENEFICIAL OWNERSHIP TABLE

Title of Class	Name of Beneficial Owner	Amount and Nature of Beneficial Ownership (1)		Percent of Class

Common Stock	Kevin J. Zugibe	5,636,705	(2)	25.80%

Common Stock	Brian F. Coleman	947,176	(3)	4.40%

Common Stock	Charles F. Harkins	280,052	(4)	1.65%

Common Stock	Stephen P. Mandracchia	2,365,695	(5)	11.26%

Common Stock	Vincent P. Abbatecola	114,500	(6)	*

Common Stock	Dominic J. Monetta	160,100	(7)	*

Common Stock	Otto C. Morch	92,509	(8)	*

Common Stock	Marathon Capital Management LLC	1,599,500	(9)	7.6%

Common Stock	All directors and executive officers as a group (Eight Persons)	10,175,507	(7)	43.47%

* Less than 1%

(1) A person is deemed to be the beneficial owner of securities that can be acquired by such person within 60 days from the Record Date.  Each beneficial owner's percentage ownership is determined by assuming that options and warrants that are held by such person (but not held by any other person) and which are exercisable within 60 days from the Record Date have been exercised.  Unless otherwise noted, Hudson believes that all persons named in the table have sole voting and investment power with respect to all shares of our Common Stock beneficially owned by them. The address for each beneficial owner, unless otherwise noted, is c/o Hudson Technologies, Inc. at PO Box 1541, One Blue Hill Plaza, Pearl River, New York 10965.

(2) Includes (i) 87,500 shares which may be purchased at $1.13 per share; (ii) 193,750 shares which may be purchased at $1.15 per share; (iii) 37,500 shares which may be purchased at $.83 per share; (iv) 18,750 shares which may be purchased at $.95 per share; (v) 93,750 shares which may be purchased at $1.02 per share; (vi) 18,750 shares which may be purchased at $.87 per share; (vii) 18,750 shares which may be purchased at $2.15 per share; (viii) 123,750 shares which may be purchased at $1.76 per share; (ix) 35,000 shares which may be purchased at $1.40 per share; (x) 9,300 shares which may be purchased at $1.02 per share, (xi) 195,000 shares that may be purchased at $0.85 per share; and (xii) 78,000 shares which may be purchased at $1.26 per share, under immediately exercisable options.

(3) Includes  (i) 75,000 shares which may be purchased at $1.13 per share; (ii) 18,750 shares which may be purchased at $1.15 per share; (iii) 25,000 shares which may be purchased at $.83 per share; (iv) 12,500 shares which may be purchased at $.95 per share; (v) 62,500 shares which may be purchased at $1.02 per share; (vi) 12,500 shares which may be purchased at $.87 per share; (vii) 12,500 shares which may be purchased at $2.15 per share; (viii) 82,500 shares which may be purchased at $1.76 per share; (ix) 32,500 shares which may be purchased at $1.40 per share; (x) 8,100 shares which may be purchased at $1.02 per share, (xi) 180,000 shares which may be purchased at $0.85 per share; and (xii) 75,000 shares which may be purchased at $1.26 per share, under immediately exercisable options.

(4) Includes (i) 13,114 shares which may be purchased at $1.13 per share; (ii) 14,063 shares which may be purchased at $1.15 per share; (iii) 9,375 shares which may be purchased at $2.15 per share; (iv) 61,875 shares which may be purchased at $1.76 per share; (v) 23,125 shares which may be purchased at $1.40 per share; (vi) 7,900 shares which may be purchased at $1.02, (vii) 78,600 which may be purchased at $0.85 per share; and (viii)72,000 shares which may be purchased at $1.26 per share, under immediately exercisable options.

 (5)  Includes (i) 1,548,420 shares held of record in the name of Mr. Mandracchia’s wife, Theresa Mandracchia, over which Mr. Mandracchia has sole voting power and shared dispositive power, and (ii) the following shares which may be purchased by Mr. Mandracchia upon the exercise of options previously granted to him:  (a) 40,000 shares which may be purchased at $1.13 per share; (b) 9,375 shares which may be purchased at $1.15 per share; (c) 12,500 shares which may be purchased at $.83 per share; (d) 6,250 shares which may be purchased at $.95 per share; (e) 31,250 shares which may be purchased at $1.02 per share; (f) 6,250 shares which may be purchased at $.87 per share; (g) 6,250 shares which may be purchased at $2.15 per share; (h) 51,250 shares which may be purchased at $1.76 per share; (i) 20,750 shares which may be purchased at $1.40 per share; (j) 7,400 shares which may be purchased at $1.02 per share, (k) 125,000 shares that may be purchased at $0.85 per share; and (l) 58,000 shares which may be purchased at $1.26 per share, under immediately exercisable options.

(6)  Includes (i) 40,000 shares which may be purchased at $0.85 per share, and (ii) 40,000 shares which may be purchased at $1.21 per share, under immediately exercisable options.

(7)  Includes 40,000 shares which may be purchased at $1.21 per share under immediately exercisable options.

(8) Includes (i) 2,500 shares, which may be purchased at $1.12 per share; (ii) 20,000 shares which may be purchased at $0.85 per share, and (iii) 40,000 shares which may be purchased at $1.21 per share, under immediately exercisable options.

(9) Represents aggregate amount of beneficially owned common stock as reported in Schedule 13G filed by Marathon Capital Management, LLC on January 19, 2010.  The address of Marathon Capital Management, LLC is 4 North Park Drive, Suite 106, Hunt Valley, MD  21030.

(10) Includes exercisable options to purchase 2,629,947 shares of common stock which may be purchased under immediately exercisable options.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

On March 26, 2009, we borrowed $1,000,000 from Catherine F. Zugibe, the mother of Kevin J. Zugibe, which loan was evidenced by a Secured Subordinated Promissory Note in the same amount, which note provided for monthly payments of interest only at the rate of ten (10%) percent per annum and matured and was payable on September 30, 2009.  On September 30, 2009, we made final payment of all amounts due, inclusive of all principal and interest, under the note issued to Catherine F. Zugibe.

PROPOSAL 2

RATIFICATION OF THE APPOINTMENT OF
INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS

BDO USA, LLP (formerly, BDO Seidman, LLP) has audited and reported upon our financial statements for our fiscal year ended December 31, 2009. The Audit Committee of the Board of Directors has re-appointed BDO USA, LLP as our independent registered public accountants for the fiscal year ending December 31, 2010. Although shareholder approval of the appointment of BDO USA, LLP is not required by law, the Audit Committee and the Board of Directors believe that it is advisable to give shareholders an opportunity to ratify this appointment. In view of the difficulty and expense involved in changing auditors on short notice, however, should the shareholders not ratify the selection of BDO USA, LLP, it is contemplated that the appointment of BDO USA, LLP for the fiscal year ending December 31, 2010 will be permitted to stand unless the Audit Committee finds other compelling reasons for making a change. Disapproval by the shareholders will be considered a recommendation that the Audit Committee select other auditors for the following year. Furthermore, although the appointment of BDO USA, LLP is being submitted for shareholder ratification, the Audit Committee reserves the right, even after ratification by shareholders, to change the appointment of BDO USA, LLP as our independent registered public accountants, at any time during the 2010 fiscal year, if it deems such change to be in our best interest. A representative of BDO USA, LLP is expected to be present at the Annual Meeting with the opportunity to make a statement if he or she desires to do so and is expected to be available to respond to appropriate questions.

In addition to retaining BDO USA, LLP to audit the Company’s financial statements, we have engaged BDO USA, LLP from time to time to perform other services.  The following sets forth the aggregate fees billed by BDO USA, LLP to the Company in connection with services rendered during the years ended December 31, 2009 and December 31, 2008.

Audit Fees.  The aggregate fees billed by BDO USA, LLP for professional services rendered for the audit of the Company's annual financial statements for the years ended December 31, 2009 and 2008, the review of the financial statements included in the Company's Forms 10-K for 2009 and Form 10-KSB for 2008 totaled $221,000 and $209,000, respectively.

Audit-Related Fees.  In 2009, the aggregate fees billed by BDO USA, LLP for assurance and related services that are reasonably related to the performance of the audit or review of the Company's financial statements was none.  In 2008, the aggregate fees billed by BDO USA, LLP for professional services rendered for assurance and related services that are reasonable related to the performance of the audit or review of the Company’s financial statements totaled $1,000.

Tax Fees.  In 2009 and 2008 the aggregate fees billed by BDO USA, LLP for professional services rendered for tax advice totaled $34,000 and $30,000, respectively.

All Other Fees:  In 2008 all other fees billed by BDO USA LLP for professional services rendered other than the services described in the paragraphs caption “Audit Fees”, “Audit Related Fees” and “Tax Fees” were $20,000.  In 2009, the Company did not utilize BDO USA, LLP for products and services, other than the services described in the paragraphs caption “Audit Fees”, “Audit Related Fees” and “Tax Fees.”

The Audit Committee has established its pre-approval policies and procedures, pursuant to which the Audit Committee approved the foregoing audit services provided by BDO USA, LLP in 2009.  Consistent with the Audit Committee's responsibility for engaging the Company’s independent auditors, all audit and permitted non-audit services require pre-approval by the Audit Committee.  The full Audit Committee approves proposed services and fee estimates for these services.  The Audit Committee chairperson or their designee has been designated by the Audit Committee to approve any services arising during the year that were not pre-approved by the Audit Committee.  Services approved by the Audit Committee chairperson are communicated to the full Audit Committee at its next regular meeting and the Audit Committee reviews services and fees for the fiscal year at each such meeting.  Pursuant to these procedures, the Audit Committee approved the foregoing audit services provided by BDO USA, LLP.

Recommendation

The Board of Directors recommends that you vote FOR approval of Proposal 2 and the ratification of the appointment of BDO USA, LLP as our independent registered public accountants for the fiscal year ending December 31, 2010.

SHAREHOLDER PROPOSALS

Shareholders who wish to present proposals appropriate for consideration at the 2010 Annual Meeting of Shareholders, which the Company currently anticipates will be held in or about July 2011, must submit the proposal in proper form, and in satisfaction of the conditions established by the Securities and Exchange Commission, to the Company at its address set forth on the first page of this proxy statement not later than January 31, 2011 to be considered for inclusion in the Company's proxy statement and form of proxy relating to such annual meeting.  Any such proposals, as well as any questions related thereto, should be directed to the Secretary of the Company.

After the January 31, 2011 deadline, a shareholder may present a proposal at the Company’s 2010 Annual Meeting if it is submitted to the Company’s Secretary at the address set forth above no later than March 16, 2011.  If timely submitted, the shareholder may present the proposal at the next Annual Meeting, but the Company is not obligated to include the proposal in its proxy statement.

OTHER INFORMATION

Proxies for the Annual Meeting will be solicited by mail and through brokerage institutions and all expenses involved, including printing and postage, will be paid by the Company.

A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K, AS AMENDED, FOR THE YEAR ENDED DECEMBER 31, 2009 IS BEING FURNISHED HEREWITH AS PART OF THE ANNUAL REPORT TO SHAREHOLDERS TO EACH SHAREHOLDER OF RECORD AS OF THE CLOSE OF BUSINESS ON THE RECORD DATE.

COPIES OF EXHIBITS TO SUCH ANNUAL REPORT  ON FORM 10-K WILL BE PROVIDED FOR A NOMINAL CHARGE TO SHAREHOLDERS WHO MAKE A WRITTEN REQUEST TO THE COMPANYAT THE FOLLOWING ADDRESS:

HUDSON TECHNOLOGIES, INC.
PO Box 1541, One Blue Hill Plaza
PEARL RIVER, NEW YORK 10965
ATTENTION: Stephen P. Mandracchia, Secretary

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD ON AUGUST 10, 2010

The Company’s proxy statement, and Annual Report to Shareholders are available on line at http://hudsontech.investorroom.com.

The Company’s Annual Meeting of Shareholders will be held on Tuesday, August 10, 2010 at 10:00 A.M., local time at the Pearl River Hilton, 500 Veterans Memorial Highway, Pearl River, New York 10965.   You may obtain directions to the Pearl River Hilton by contacting the Pearl River Hilton at (845) 735-9005, or by accessing their website at http://www1.hilton.com/en_US/hi/hotel/PRLBHHF-Hilton-Pearl-River-New-York/directions.do.

The Board is not aware of any other matters, except for those incident to the conduct of the Annual Meeting, that are to be presented to shareholders for formal action at the Annual Meeting.  If, however, any other matters properly come before the Annual Meeting or any adjournments thereof, it is the intention of the persons named in the proxy included herewith to vote such proxy in accordance with their judgment.

By order of the Board
of Directors

Kevin J. Zugibe, P.E.
Chairman of the Board

July 13, 2010

                                                      Appendix A

HUDSON TECHNOLOGIES, INC.

AUDIT COMMITTEE CHARTER
(adopted September 10, 2004)

Purpose

There shall be a committee of the board of directors (the "Board") of Hudson Technologies, Inc. (the “Company”) to be known as the audit committee.  The audit committee’s purpose is to:

(A) oversee the accounting and financial reporting processes of the Company and the audits of the financial statements of the Company; and

(B) prepare an audit committee report as required by the SEC’s rules to be included in the Company’s annual proxy statements, or, if the Company does not file a proxy statement, in the Company’s annual report filed on Form 10-KSB with the SEC.

Composition

The audit committee shall have at least three (3) members, each of whom must meet the following conditions: (i) be independent as defined under Rule 4200(a)(15) of The Nasdaq Stock Market (except as set forth in Rule 4350 (d)(2)(B)); (ii) meet the criteria for independence set forth in Rule 10A-3(b)(1) under the Securities Exchange Act of 1934 (subject to the exemptions provided in Rule 10A-3(c)); (iii) not have participated in the preparation of the financial statements of the Company or any current subsidiary of the Company at any time during the past three years; and (iv) be able to read and understand fundamental financial statements, including a Company’s balance sheet, income statement, and cash flow statement.  Additionally, at least one member of the audit committee must have past employment experience in finance or accounting, requisite professional certification in accounting, or any other comparable experience or background which results in the individual’s financial sophistication, including being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities.

The Board shall elect or appoint a chairperson of the audit committee (or, if it does not do so, the audit committee members shall elect a chairperson by vote of a majority of the full committee); the chairperson will have authority to act on behalf of the audit committee between meetings.

Specific Responsibilities and Authority

The specific responsibilities and authority of the audit committee shall be as follows:

(A) be directly responsible for the appointment, compensation, retention and oversight of the work of any registered public accounting firm engaged (including resolution of disagreements between management and the auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Company, and each such registered public accounting firm must report directly to the audit committee.

(B) establish procedures for (i) the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters, and (ii) the confidential, anonymous submissions by Company employees of concerns regarding questionable accounting or auditing matters;

(C) have the authority to engage independent counsel and other advisers, as it determines necessary to carry out its duties;

(D) receive appropriate funding from the Company, as determined by the audit committee in its capacity as a committee of the Board, for payment of: (i) compensation to any registered public accounting firm engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Company; (ii) compensation to any advisers employed by the audit committee; and (iii) ordinary administrative expenses of  the audit committee that are necessary or appropriate in carrying out its duties;

(E) ensure its receipt from the outside auditors of a formal written statement delineating all relationships between the auditor and the Company, consistent with Independence Standards Board Standard 1, and actively engaging in a dialogue with the auditor with respect to any disclosed relationships or services that may impact the objectivity and independence of the auditor and for taking, or recommending that the full Board take, appropriate action to oversee the independence of the outside auditor;

(F) report regularly to the Board;

(G) make an annual performance evaluation of the audit committee;

(H) review and reassess the adequacy of the audit committee’s charter annually;

(I) comply with all preapproval requirements of Section 10A(i) of the Securities Exchange Act of 1934 and all SEC rules relating to the administration by the audit committee of the auditor engagement to the extent necessary to maintain the independence of the auditor as set forth in 17 CFR Part 210.2-01(c)(7); and

(J) make such other recommendations to the Board on such matters, within the scope of its function, as may come to its attention and which in its discretion warrant consideration by the Board.

Meetings

The audit committee shall meet at least four times per year on a quarterly basis, or more frequently as circumstances require.  One or more meetings may be conducted in whole or in part by telephone conference call or similar means if it is impracticable to obtain the personal presence of each audit committee member.  The Company shall make available to the audit committee, at its meetings and otherwise, such individuals and entities as may be designated from time to time by the audit committee, such as members of management including (but not limited to) the internal audit and accounting staff, the independent auditors, inside and outside counsel, and other individuals or entities (whether or not employed by the Company and including any corporate governance employees and individuals or entities performing internal audit services as independent contractors).

Delegation

Any duties and responsibilities of the audit committee, including, but not limited to, the authority to preapprove all audit and permitted non-audit services, may be delegated to one or more members of the audit committee or a subcommittee of the audit committee.

Limitations

The audit committee is responsible for the duties and responsibilities set forth in this charter, but its role is oversight and therefore it is not responsible for either the preparation of the Company’s financial statements or the auditing of the Company’s financial statements.  The members of the audit committee are not employees of the Company and may not be accountants or auditors by profession or experts in accounting or auditing.  Management has the responsibility for preparing the financial statements and implementing internal controls and the independent auditors have the responsibility for auditing the financial statements and monitoring the effectiveness of the internal controls, subject, in each case, to the oversight of the audit committee described in this charter.  The review of the financial statements by the audit committee is not of the same character or quality as the audit performed by the independent auditors.  The oversight exercised by the audit committee is not a guarantee that the financial statements will be free from mistake or fraud.  In carrying out its responsibilities, the audit committee believes its policies and procedures should remain flexible in order to best react to a changing environment.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF
PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO
BE HELD ON AUGUST 10, 2010

The Company's proxy statement and Annual Report to Shareholders, including the Annual Report on Form 10-K, as amended, for the year ended December 31, 2009, are available on line at
http://hudsontech.investorroom.com

HUDSON TECHNOLOGIES, INC.
PO Box 1541, One Blue Hill Plaza
Pearl River, New York 10965

PROXY FOR ANNUAL MEETING OF SHAREHOLDERS TO BE HELD AUGUST 10, 2010
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints KEVIN J. ZUGIBE and STEPHEN P. MANDRACCHIA, and each of them, Proxies, with full power of substitution in each of them, in the name, place and stead of the undersigned, to vote at the Annual Meeting of Shareholders of Hudson Technologies, Inc. (the "Company") on Tuesday, August 10, 2010, at 10:00 AM, at the Pearl River Hilton, 500 Veterans Memorial Highway, Pearl River, New York 10965 or at any adjournment or adjournments thereof, according to the number of votes that the undersigned would be entitled to vote if personally present, upon the following matters:

PROXY

THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE INSTRUCTIONS GIVEN BELOW.  IF NO INSTRUCTIONS ARE GIVEN, THIS PROXY WILL BE VOTED FOR THOSE NOMINEES IN PROPOSAL 1 AND THE OTHER PROPOSAL LISTED BELOW.
Please mark your votes like this ☒

1. Election of Directors Dominic J. Monetta, Kevin J. Zugibe	FOR all nominees, listed to the left (except as marked to the contrary below) ☐	WITHHOLD AUTHORITY to vote for all nominees listed to the left ☐	2. Ratification of the appointment of BDO USA, LLP as the Company’s independent registered public accountants for the fiscal year ending December 31, 2010	FOR AGAINST ABSTAIN ☐ ☐ ☐
(INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee’s name in the space below.)
3. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.
Please mark, sign, date and return this proxy card promptly using the enclosed envelope.

COMPANY ID:

PROXY NUMBER:

ACCOUNT NUMBER:

Signature ____________________________________		Signature if held jointly ________________________________		Date , 2010.
Please sign exactly as name appears hereon.  When shares are held by joint tenants, both should sign.  When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.
If a corporation, please sign in full corporate name by President or other authorized officer.  If a partnership, please sign in partnership name by authorized person.